The James Advantage Funds

James Aggressive Allocation Fund

James Micro Cap Fund

James Small Cap Fund

Supplement dated June 28, 2019 to the

Prospectus (the “Prospectus”) and

Statement of Additional Information (the “SAI”)

each dated November 1, 2018, as supplemented

Approval of New Investment Advisory Agreements

At a special meeting of the shareholders of the Trust held on June 27, 2019, the shareholders of each of the James Micro Cap Fund, the James Aggressive Allocation Fund, and the James Small Cap Fund (each, a “Fund,” and collectively, the “Funds”) approved a new investment advisory agreement between James Investment Research, Inc. and the Trust, on behalf of that Fund. Each new investment advisory agreement took effect immediately upon its approval.

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THIS SUPPLEMENT PROVIDES RELEVANT INFORMATION FOR ALL SHAREHOLDERS AND PROSPECTIVE INVESTORS AND SHOULD BE RETAINED FOR FUTURE REFERENCE.

For a free paper or electronic copy of the Funds’ Prospectus, SAI, including any supplements thereto, and other information, go to http://www.jamesfunds.com, call 1-800-99JAMES (1-800-995-2637) or ask any financial intermediary who offers shares of the Funds.